                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                              -----------------------

                                      FORM 8-K

                                   CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act of 1934

                            ---------------------------


                          Date of Report (Date of earliest
                         event reported): February 26, 1998



                            THE ST. PAUL COMPANIES, INC.
               ------------------------------------------------------
               (Exact name of Registrant as specified in its charter)



        Minnesota                    0-3021                    41-0518860
     ---------------        ------------------------     ---------------------
 (State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                          Identification No.)




385 Washington St., St. Paul, MN                          55102
--------------------------------                        --------
(Address of principal executive offices)               (Zip Code)


                                   (612) 310-7911
                         ----------------------------------
                          (Registrant's telephone number,
                                including area code)




                                        N/A
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

     Item 5.   Other Events.
               ------------

     Filed herewith and incorporated by reference herein are the following documents for The St. Paul Companies, Inc. and subsidiaries, which are attached hereto as Exhibit 27, and Exhibits 99(a) through 99(k), which The St. Paul Companies, Inc. is making available on February 26, 1998:

               1)   Financial Data Schedule;

               2)   Management's Discussion and Analysis of Financial Condition
                      and Results of Operations;

               3)   Eleven-year Summary of Selected Financial Data;

               4)   Statement re: Management's Responsibility for Financial
                      Statements;

               5)   Independent Auditors' Report;

               6)   Consolidated Statements of Income for the years ended
                      December 31, 1997, 1996 and 1995;

               7)   Consolidated Balance Sheets - December 31, 1997 and 1996;

               8)   Consolidated Statements of Shareholders' Equity for the
                      years ended December 31, 1997, 1996 and 1995;

               9)   Consolidated Statements of Comprehensive Income for the
                      years ended December 31, 1997, 1996 and 1995;

               10)  Consolidated Statements of Cash Flows for the years ended
                      December 31, 1997, 1996 and 1995;

               11)  Notes to Consolidated Financial Statements; and

               12)  Consent of Independent Auditors.



     Item 7.   Exhibits.
               --------

     An Exhibit Index is included herein.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  THE ST. PAUL COMPANIES, INC.

                                  By  /s/ Bruce A. Backberg
                                      ---------------------
                                      Bruce A. Backberg
                                      Senior Vice President and
                                       Chief Legal Counsel



Date: February 26, 1998

                                   EXHIBIT INDEX
                                   -------------


Exhibit
-------

     27        Financial Data Schedule

     99   a)   Management's Discussion and Analysis of Financial Condition and
                 Results of Operations;

          b)   Eleven-year Summary of Selected Financial Data;

          c)   Statement re: Management's Responsibility for Financial
                 Statements;

          d)   Independent Auditors' Report;

          e) Consolidated Statements of Income for the years ended December 31, 1997, 1996 and 1995;

          f)   Consolidated Balance Sheets - December 31, 1997 and 1996;

          g) Consolidated Statements of Shareholders' Equity for the years ended December 31, 1997, 1996 and 1995;

          h) Consolidated Statements of Comprehensive Income for the years ended December 31, 1997, 1996 and 1995;

          i) Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995;

          j)   Notes to Consolidated Financial Statements; and

          k)   Consent of Independent Auditors.



All exhibits filed electronically via EDGAR System.